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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                 OCTOBER 9, 2001


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OR REGISTRANT SPECIFIED IN ITS CHARTER)

 STATE OR OTHER                    COMMISSION                      IRS EMPLOYER
  JURISDICTION                    FILE NUMBER:                    IDENTIFICATION
OF INCORPORATION:                                                    NUMBER:

    DELAWARE                        0-20766                         76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


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ITEM 5.  OTHER EVENTS


1. On October 9, 2001, HCC issued an announcement related to the status of its planned acquisition of Professional Indemnity Agency, Inc. and ASU International, Inc. and confirming its estimate of its losses related to the September 11, 2001 terrorist attack in New York, New York and their anticipated impact on HCC's third quarter 2001 results.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)  Exhibits.


              99.1 Press Release dated October 9, 2001, announcing that HCC confirms acquisitions and WTC losses.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 9, 2001              HCC INSURANCE HOLDINGS, INC.


                                     By:      /s/ CHRISTOPHER L. MARTIN
                                        ----------------------------------------
                                              Christopher L. Martin
                                              Vice President and General Counsel


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                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------
   99.1            Press Release dated October 9, 2001, announcing that HCC
                   confirms acquisitions and WTC losses.